UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2019

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 400 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant's telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2019, Dyadic International, Inc. (“Dyadic” or the “Company”) entered into a research and commercialization collaboration with Serum Institute of India Pvt., Ltd (“Serum”).

Under the terms of this collaboration, Serum anticipates applying Dyadic’s C1 technology to express up to twelve (12) antibodies and vaccines and will undertake commercially best efforts to fully develop and commercialize the proteins expressed from Dyadic’s C1 technology. Dyadic has agreed to grant Serum the option to obtain an exclusive commercial sub-license for each of the twelve (12) proteins in return for certain research funding, milestone payments and royalties for 15 years from the date of the first commercial sale.

The foregoing description of the research and commercialization collaboration is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events

On May 8, 2019, Dyadic issued a press release announcing the entry into a research and commercialization collaboration in Item 1.01 on this Current Report on Form 8-K. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

10.1
Research and Commercialization Collaboration Agreement with Serum Institute of India Pvt,. Ltd., dated May 7, 2019. Specific items in this exhibit have been redacted, as marked by three asterisks [***].

99.1	Press Release issued by Dyadic International, Inc. Announcing a Research and Commercialization Collaboration with Serum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dyadic International, Inc.

Date: May 8, 2019	By:	/s/ Mark A. Emalfarb
	Name:	Mark A. Emalfarb
	Title:	Chief Executive Officer